Exhibit 99.1

Form of

Hayes Lemmerz Finance LLC — Luxembourg S.C.A.

LETTER OF TRANSMITTAL
FOR THE
OFFER TO EXCHANGE

Up to €130 million 8.25% Senior Notes due 2015
that have been registered under the Securities Act of 1933, as amended, for any and all outstanding unregistered 8.25% Senior Notes due 2015

Unconditionally guaranteed as to payment of principal
and interest by Hayes Lemmerz International, Inc. and the other guarantors named in the indenture governing the 8.25% Senior Notes due 2015

Pursuant to the Prospectus dated          , 2008

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 12, 2008, UNLESS THE EXCHANGE OFFER IS EXTENDED IN OUR SOLE DISCRETION. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

Deliver To:

Exchange Agent:

U.S. Bank National Association
U.S. Bank West Side Flats Operations Center
Attn: Ryan Anderson
60 Livingston Ave.
St. Paul, Minnesota 55107
Fax: (651) 495-8158

For Information or Confirmation by Telephone:
(651) 495-3577

Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to the exchange agent as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he or it has received the prospectus dated          , 2008, of Hayes Lemmerz Finance LLC — Luxembourg S.C.A. (the “Issuer”) and Hayes Lemmerz International, Inc. (“Hayes” and, together with the subsidiaries of Hayes, the “Company,” “we,” or “us”) and the other guarantors of the 8.25% Senior Notes due 2015 and this letter of transmittal and the instructions hereto, which together constitute the Company’s offer to exchange 8.25% Senior Notes due 2015 that are registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all outstanding, unregistered 8.25% Senior Notes due 2015 issued on May 30, 2007, pursuant to a registration statement of which the prospectus is a part. The outstanding, unregistered 8.25% Senior Notes due 2015 have ISIN Nos. XS0301620992 and XS0301620059 and Common Codes 030162099 and 030162005, for the Rule 144A Note and the Regulation S Note, respectively.

The term “Expiration Date” shall mean 5:00 p.m., New York City time, on May 12, 2008, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the 8.25% Senior Notes due 2015 registered under the Securities Act, we will refer to them as the “Exchange Notes.” Whenever we refer to the unregistered 8.25% Senior Notes due 2015, we will refer to them as the “Restricted Notes.” All other terms used but not defined herein have the meaning given to them in the prospectus.

Only a holder of Restricted Notes may tender such Restricted Notes in the Exchange Offer. To tender in the Exchange Offer, a holder must:

•	if the Restricted Notes are held other than in global form, properly complete, sign and date the letter of transmittal, or a facsimile of the letter of transmittal and any other documents that may be required by the letter of transmittal; have the signature on the letter of transmittal guaranteed if the letter of transmittal so requires; and mail or deliver such letter of transmittal or, in certain circumstances, facsimile thereof to the exchange agent prior to the Expiration Date; or

•	if the Restricted Notes are held in global form, comply with the procedures of Euroclear Bank S.A./N.V., as operator of the Euroclear system (“Euroclear”), or Clearstream Banking, société anonyme (“Clearstream”), described below, as applicable.

This letter of transmittal is to be used if certificates representing Restricted Notes are to be physically delivered to the exchange agent by holders of Restricted Notes pursuant to the procedures set forth in the prospectus under “The Exchange Offer — Procedures for Tendering.” Delivery of this letter of transmittal and any other required documents must be made to the exchange agent. Delivery of documents to Euroclear or Clearstream does not constitute delivery to the exchange agent.

If Restricted Notes are held in global form, you must arrange for a direct participant in Euroclear or Clearstream, as the case may be, to tender your Restricted Notes with “blocking” instructions (as defined below) to Euroclear or Clearstream in accordance with the procedures and deadlines specified by Euroclear or Clearstream, as applicable, at or prior to 5:00 p.m., New York City time, on the expiration date.

“Blocking” instructions means:

•	irrevocable instructions to block any attempt to transfer your Restricted Notes on or prior to the settlement date;

•	irrevocable instructions to debit your account on the settlement date in respect of all of your Restricted Notes upon receipt of an instruction by the exchange agent to receive your Restricted Notes for us; and

•	an irrevocable authorization to disclose to the exchange agent the identity of the participant account holder and account information,

in each case, subject to the automatic withdrawal of the irrevocable instruction in the event that the Exchange Offer is terminated by us and your right to withdraw your tender prior to 5:00 p.m., New York City time, on the Expiration Date.

Your tender of Restricted Notes held in global form, including your “blocking” instructions, must be delivered and received by Euroclear or Clearstream in accordance with the procedures established by Euroclear or Clearstream, as applicable, on or prior to the deadlines established by each of those clearing systems. You are responsible for informing yourself of these deadlines and for arranging the due and timely delivery of “blocking” instructions to Euroclear or Clearstream.

If you hold your Restricted Notes in global form through a custodian, you may not tender your Restricted Notes directly. You should contact that custodian to tender your Restricted Notes on your behalf.

In order to “block” the Restricted Notes tendered for exchange, you must instruct the direct participant that holds your Restricted Notes at the applicable clearing system to submit irrevocable “blocking” instructions (defined above) with respect to such amount of your Restricted Notes.

If you do not hold your Restricted Notes through an account with Euroclear or Clearstream, you must arrange to have your Restricted Notes transferred to a Euroclear or Clearstream account. Once your Restricted Notes have been transferred to a Euroclear or Clearstream account, you may then submit the “blocking” instructions as described above.

You are responsible for arranging the timely delivery of your blocking instructions and tender of Restricted Notes. Neither we nor the exchange agent will be responsible for the communication of tenders of Restricted Notes by holders of Restricted Notes to the direct participant in Euroclear or Clearstream through which they hold the Restricted Notes or by holders of Restricted Notes or the direct participant to the exchange agent, Euroclear or Clearstream. If you hold Restricted Notes through a broker, dealer, commercial bank or financial institution, you should consult with that institution as to whether it will charge any service fees.

Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Restricted Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Restricted Notes when, as, and if the Company has given written notice thereof to the exchange agent.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Please read this entire letter of transmittal and the related prospectus carefully before checking any box below. The instructions included in this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the exchange agent. See Instruction 12.

Holders of Restricted Notes who hold their Restricted Notes in other than global form and who wish to accept the Exchange Offer and tender their Restricted Notes must complete this letter of transmittal in its entirety and comply with all of its terms.

Please list below the Restricted Notes to which this letter of transmittal relates. The minimum permitted tender is €50,000 in principal amount. All other tenders in excess of €50,000 must be in integral multiples of €1,000.

DESCRIPTION OF RESTRICTED NOTES
Name(s) and Address(es)	Aggregate Principal
of Holder(s)	Amount of Restricted	Aggregate Principal
(please fill in, if blank)	Notes	Amount Tendered*

Total principal amount of Restricted Notes tendered:

* Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Restricted Notes.

☐  Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

Ladies and Gentlemen:

This letter of transmittal is to be used if certificates representing Restricted Notes are to be physically delivered to the exchange agent by holders of Restricted Notes. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Restricted Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Restricted Notes tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Restricted Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of the Company and as trustee under the indenture for the Restricted Notes and the Exchange Notes) with respect to the tendered Restricted Notes, with full power of substitution to present such Restricted Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or it has full power and authority to tender, exchange, sell, assign and transfer the Restricted Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of the Restricted Notes; and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the United States Securities and Exchange Commission that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Restricted Notes directly from the Issuer for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an “affiliate” of the Company as defined in Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired by a non-affiliate in the ordinary course of such holder’s business and such holders are not participating, and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes.

The undersigned holder of Restricted Notes represents and warrants that:

(a) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the Exchange Notes, whether or not the person is the holder;

(b) neither the undersigned holder nor any other recipient of the Exchange Notes (if different from the holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the Restricted Notes or Exchange Notes;

(c) neither the undersigned holder nor any other recipient is an “affiliate” of the Company as defined in Rule 405 promulgated under the Securities Act or, if the holder or such recipient is an affiliate, that the holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

(d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with the Company or any “affiliate” of the Company as defined in Rule 405 promulgated under the Securities Act to distribute the Exchange Notes;

(e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer; and

(f) the undersigned holder is not acting on behalf of any person or entity that could not truthfully make these representations.

By acknowledging that you, as such a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes, you will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Restricted Notes tendered hereby.

The undersigned understands and agrees that the Company reserves the right not to accept tendered Restricted Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that its ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer or that such acceptance could result in a violation of applicable securities laws.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Restricted Notes when, as and if the Company has given written notice thereof to the exchange agent. If any tendered Restricted Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged Restricted Notes will be returned to the address shown below or to a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering holder thereof as promptly as practicable after the expiration or termination of the Exchange Offer.

The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Restricted Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the prospectus under the caption “The Exchange Offer — Expiration Date; Extensions; Amendment,” to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

The undersigned understands that tenders of Restricted Notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered Restricted Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this letter of transmittal.

By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by the Company of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and return any Restricted Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and return any Restricted Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signatures. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and return any Restricted Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligations pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Restricted Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Restricted Notes so tendered.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF RESTRICTED

NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE
RESTRICTED NOTES AS SET FORTH IN SUCH BOX ABOVE.

(To be completed by all tendering holders of Restricted Notes)

This letter of transmittal must be signed by the registered holder(s) of Restricted Notes exactly as its (their) name(s) appear(s) on certificate(s) of Restricted Notes or by the person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this letter of transmittal. If the Restricted Notes to which this letter of transmittal relates are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. (See Instruction 6.) If the signature appearing below is not that of the registered holder(s) of the Restricted Notes, then the registered holder(s) must sign a valid proxy.

By transmitting “blocking” instructions or otherwise complying with applicable procedures of Euroclear or Clearstream with respect to the Exchange Offer, the holder of the Restricted Notes in global form acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of transmittal as fully as if it had completed the information required herein and executed and transmitted this letter of transmittal to the exchange agent.

Date:

Date:
Signature(s) of Holder(s) or Authorized Signatory

Name(s):	Address:

(Please Print)	(Including Zip Code)

Capacity(ies):	Area code and telephone no.:

Employer Identification or Social Security Number(s):

Complete Substitute Form W-9 or applicable Form W-8 (See Instruction 8 below).

SIGNATURE GUARANTEE
(See Instruction 1 below)
Certain signatures must be guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)

(Authorized Signatures)

(Printed Names)

(Titles)

Date:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 7 below)

To be completed ONLY if Restricted Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to a person or persons other than the person or persons whose signature(s) appear(s) within this letter of transmittal.

Name:

(Please Print)

Address:

(Please Print)

(Zip Code)

Employer Identification or Social Security Number
(See Instruction 8 and Substitute Form W-9 below)
SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 7 below)
To be completed ONLY if Restricted Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal, or to an address different from that shown in the box entitled “Description of Restricted Notes” within this letter of transmittal.

Name:

(Please Print)
Address:

(Please Print)

(Zip Code)

Employer Identification or Social Security Number
(See Instruction 8 and Substitute Form W-9 below)

INSTRUCTIONS

Forming part of the terms and conditions of the Exchange Offer

1.	Guarantee of Signatures.

Signatures on this letter of transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”), unless the Restricted Notes tendered pursuant thereto are tendered (i) by a registered holder (including any participant in Euroclear or Clearstream whose name appears on a security position listing as the owner of Restricted Notes) who has not completed the box set forth herein entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this letter of transmittal or (ii) for the account of an Eligible Institution. If a signature on the letter of transmittal or notice of withdrawal is so guaranteed, the original executed copy of the letter of transmittal or notice of withdrawal, and not a facsimile thereof, must be submitted to the exchange agent.

2.	Delivery of this Letter of Transmittal and Restricted Notes.

Certificates for the physically tendered Restricted Notes (or a confirmation of a book-entry transfer to the exchange agent at Euroclear or Clearstream of all Restricted Notes tendered electronically), as well as, in the case of physical delivery of Restricted Notes, a properly completed and duly executed copy of this letter of transmittal or, if no signature is guaranteed in accordance with Instruction 1 above, facsimile hereof and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Restricted Notes, this letter of transmittal and all other required documents to the exchange agent are at the election and risk of the holder, and, except as otherwise provided below, the delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Restricted Notes should be sent to the Company, Euroclear or Clearstream.

The exchange agent will make a request to establish an account with respect to the Restricted Notes at Euroclear or Clearstream for purposes of the Exchange Offer promptly after receipt of the prospectus, and any financial institution that is a participant in Euroclear or Clearstream may make book-entry delivery of Restricted Notes by causing Euroclear or Clearstream, as the case may be, to transfer such Restricted Notes into the exchange agent’s account at Euroclear or Clearstream, as the case may be, in accordance with the relevant entity’s procedures for transfer. However, although delivery of Restricted Notes may be effected through book-entry transfer at Euroclear or Clearstream, all required documents must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of the letter of transmittal on or prior to the Expiration Date.

Holders of Restricted Notes held through Euroclear or Clearstream are required to transmit “blocking” instructions pursuant to the standard operating procedures of Euroclear or Clearstream, as the case may be, to accept the Exchange Offer and to tender their Restricted Notes.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes or this letter of transmittal will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this letter of transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the Restricted Notes for exchange. The Company reserves the absolute right to reject any and all Restricted Notes or letters of transmittal not properly tendered or any tenders the Company’s acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Restricted Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Restricted Notes, none of the Company, the exchange agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Restricted Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Restricted Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Restricted Notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders of Restricted Notes, unless otherwise provided in this letter of transmittal, as promptly as practicable following the Expiration Date.

3.	Inadequate Space.

If the space provided is inadequate, the certificate numbers and/or the number of the Restricted Notes should be listed on a separate signed schedule attached hereto.

4.	Tender by Holder.

Except in limited circumstances, only a registered holder of Restricted Notes who holds Restricted Notes other than in global form may tender his or its Restricted Notes in the Exchange Offer by means of this letter of transmittal. Any beneficial owner of Restricted Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this letter of transmittal on such beneficial owner’s behalf or must, prior to completing and executing this letter of transmittal and delivering his or its Restricted Notes, either make appropriate arrangements to register ownership of the Restricted Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Restricted Notes.

5.	Partial Tenders; Withdrawals.

Tenders of Restricted Notes will be accepted only in principal amounts of €50,000 and integral multiples of €1,000 in excess thereof. If less than the entire principal amount of any Restricted Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the chart entitled “Description of Restricted Notes.” The entire principal amount of Restricted Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Restricted Notes is not tendered, Restricted Notes for the principal amount of Restricted Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange of any Restricted Notes accepted will be sent to the holder at his or its registered address, unless a different address is provided in the appropriate box on this letter of transmittal or unless tender is made through Euroclear or Clearstream promptly after the Restricted Notes are accepted for exchange.

Except as otherwise provided herein, tenders of Restricted Notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of Restricted Notes in the Exchange Offer, a written or, if no signature is guaranteed in accordance with Instruction 1 above, facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the Restricted Notes to be withdrawn (the “Depositor”), (2) identify the Restricted Notes to be withdrawn (including the certificate number or numbers and principal amount of such Restricted Notes, or, in the case of Restricted Notes transferred by book-entry transfer, the name and number of the account at Euroclear or Clearstream to be credited), (3) be signed by the Depositor in the same manner as the original signature on the letter of transmittal by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the Restricted Notes register the transfer of such Restricted Notes into the name of the person withdrawing the tender and (4) specify the name in which any such Restricted Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Restricted Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Restricted Notes so withdrawn are validly re-tendered. Any Restricted Notes that have been tendered but that are not accepted for exchange by the Company will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be re-tendered by following one of the procedures described in the prospectus under “The Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Date.

6.	Signatures on the Letter of Transmittal; Bond Powers and Endorsements.

If this letter of transmittal (or a copy hereof) is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Restricted Notes without alteration, enlargement or any change whatsoever.

If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of Restricted Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this letter of transmittal as there are different registrations of Restricted Notes.

If this letter of transmittal (or a copy hereof) is signed by the registered holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the Restricted Notes) of Restricted Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Restricted Notes is to be reissued) to the registered holder, such holder need not and should not endorse any tendered Restricted Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Restricted Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy hereof) is signed by a person other than the registered holder(s) of Restricted Notes listed therein, such Restricted Notes must be endorsed or accompanied by properly completed bond powers that authorize such person to tender the Restricted Notes on behalf of the registered holder, in either case signed as the name(s) of the registered holder(s) appears on the Restricted Notes.

If this letter of transmittal (or a copy hereof) or any Restricted Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this letter of transmittal.

Endorsements on Restricted Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7.	Special Issuance and Delivery Instructions.

Tendering holders should indicate, in the applicable spaces, the name and address to which Exchange Notes or substitute Restricted Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8.	Substitute Form W-9; Form W-8.

A tendering holder of Restricted Notes is required to provide the exchange agent with such holder’s correct taxpayer identification number (“TIN”) on the enclosed Substitute Form W-9 or applicable Form W-8. If the Restricted Notes are in more than one name or are not in the name of the actual beneficial owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. If the exchange agent is not provided with a correct TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, the exchange agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the IRS. Please review the enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 for additional details on what TIN to give the exchange agent.

9.	Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the exchange of Restricted Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Restricted Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

10.	Waiver of Conditions.

The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Restricted Notes tendered.

11.	Mutilated, Lost, Stolen or Destroyed Restricted Notes.

Any tendering holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instruction.

12.	Requests for Assistance or Additional Copies.

Questions and requests for assistance and requests for additional copies of the prospectus or this letter of transmittal may be directed to the exchange agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT TAX INFORMATION

To prevent backup withholding, each tendering U.S. Holder (as defined below) should either (x) provide his, her or its correct TIN by completing the enclosed Substitute Form W-9, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide a completed Substitute Form W-9 to the exchange agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the exchange agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments may be subject to backup withholding at a rate of 28% (until 2010, at which time the rate is currently scheduled to be 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, a tendering Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the exchange agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the exchange agent or on the IRS website at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed Substitute Form W-9 and Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders should complete and return the Substitute Form W-9 and check the box marked “Exempt”.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold Restricted Notes through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” is any holder (other than a holder that is, or holds its Restricted Notes through, a partnership or other pass-through entity) that is not a U.S. Holder. The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other pass-through entity generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

See the enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

Exchange Agent: U.S. Bank National Association
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.
Social Security Number OR
Department of the Treasury Internal Revenue Service (IRS)		Taxpayer Identification Number
☐ Exempt

Payer’s Request for Taxpayer Identification Number (TIN)
Check appropriate box: ☐ Disregarded Entity ☐ Individual/Sole Proprietor

☐ Corporation ☐ Partnership ☐ Other  (If you are an LLC, check the box marked “Other”, write “LLC”, and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation, partnership).

Please fill in your name and address below. Name Business Name Address (number and street) City, State and Zip Code	Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

	Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:	Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

U.S. person.  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

For federal tax purposes you are considered a U.S. person if you are:

An individual who is a citizen or resident of the United States,

A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Partners and partnerships must consult their own tax advisors regarding the application of these rules to them.

Foreign person.  If you are a foreign person, do not use Substitute Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Substitute Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions below for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).  If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities.  Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line. Note: Check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box under the taxpayer identification number and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note:  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

THEN the payment is exempt
IF the payment is for . . .	for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt recipients 1 through 7(2)

(1)	See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart below for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Substitute Form W-9 but do not have a TIN, fill out the box entitled “CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.”

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II.  Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above. Signature requirements. Complete the certification as indicated in 1 through 4 below.

1. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

2. Real estate transactions.  You must sign the certification. You may cross out item 2 of the certification.

3. Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

4. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee(1) The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give name and EIN of:
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

The exchange agent for the Exchange Offer is:

U.S. Bank National Association

U.S. Bank West Side Flats Operations Center
Attn: Ryan Anderson
60 Livingston Ave.
St. Paul, Minnesota 55107

For Information or Confirmation by Telephone:
Telephone: (651) 495-3577
Attention: Ryan Anderson

For any questions regarding this letter of transmittal or for additional information, you may contact the exchange agent by telephone at (651) 495-3577, attention: Ryan Anderson.

This letter of transmittal is to be used if certificates representing Restricted Notes are to be physically delivered to the exchange agent by holders of Restricted Notes. All Restricted Notes held in global form must be tendered by book-entry transfer in accordance with the standard operating procedures of Euroclear or Clearstream. Holders who wish to be eligible to receive Exchange Notes for their Restricted Notes pursuant to the Exchange Offer must validly tender (and not withdraw) their Restricted Notes to Euroclear or Clearstream, as the case may be, prior to the Expiration Date as described herein.